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                                  EXHIBIT 10.1


                            MANUGISTICS GROUP, INC.
                           FIFTH AMENDED AND RESTATED
                           EMPLOYEE STOCK OPTION PLAN


         1. PURPOSE. This Employee Stock Option Plan (the "Plan") is intended to encourage stock ownership by employees of Manugistics Group, Inc. (the "Corporation") or any of its subsidiary corporations as that term is defined in Section 4 of the Internal Revenue Code of 1986, as amended (the "Code") (the "Subsidiaries") so that such employees may acquire or increase their interest in the success of the Corporation and Subsidiaries and so that they may be encouraged to remain in the employ of the Corporation or its Subsidiaries.

         2. ADMINISTRATION. The Plan shall be administered by a committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than two members of the Corporation's Board of Directors, who are "disinterested persons" as such term is defined in Rule 16b-3(c)(2)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors; provided, however, that any individual appointed to the Committee shall be a Director who is a "disinterested person." The Committee shall hold meetings at such times and places as it may determine. If the Committee consists of three or more members, the Committee shall select one of its members as Chairman. Acts by a majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. No person while a member of the Committee shall receive a discretionary grant or award under any stock plan of the Corporation, other than pursuant to a stock plan where such grant or award is determined under a formula meeting the requirements of Rule 16b-3(c)(2)(ii) of the Exchange Act. The Committee shall from time to





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time in its discretion designate the employees who shall be granted options and the amount of stock to be issued upon exercise of such options. The Committee shall have the final authority to determine these matters. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

         3. ELIGIBILITY. The persons who shall be eligible to receive options shall be all full time employees (including officers, whether or not they are directors) of the Corporation or its Subsidiaries and certain other individuals who are or were employees of the Corporation or its Subsidiaries or consultants of the Corporation or its Subsidiaries who are specifically granted options by the Board. An optionee may hold more than one option but only on the terms and subject to the restrictions hereinafter set forth.

         4. STOCK. The stock subject to the options shall be shares of the Corporation's authorized, but unissued or reacquired, common stock (the "Common Stock"). The aggregate number of shares which may be issued under options granted under the Plan shall not exceed 2,782,119 shares of Common Stock. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 6(b) of the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to such option may again be subject to an option grant under the Plan.

         5. TERMS AND CONDITIONS OF OPTIONS. When the Committee shall have granted options to employees, a Notice of Grant of Stock Option (the "Notice") shall be given to each employee in such form as the Committee shall from time to time approve, which Notice shall comply with and be subject to the following terms and conditions:





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                 (a)      NUMBER OF SHARES.  Each Notice shall state the number
of shares of Common Stock to which it pertains. The Committee shall award employees options for shares of Common Stock in accordance with the following:

                          (i) As of the date that each person becomes a full-time employee ("Employee") of the Corporation or its Subsidiaries, such Employee shall receive an option for the number of shares of Common Stock specified below for Employees having the titles designated below or their equivalent:

                   A.  All Full-Time Employees                      200 Shares
                   B.  Managers/Lead Specialists                    400 Shares
                   C.  Senior Managers                              500 Shares
                   D.  Officers & Directors                         600 Shares

                          (ii) Any Employee who is promoted to the level of Manager/Lead Specialist, Senior Manager or Officer and Director (or their equivalent) shall receive an option at the time of such promotion for an additional number of shares of Common Stock equal to the difference between the number of shares previously granted under an option or options pursuant to this Article 5(a)(i) and the number of shares which the Employee would have received had such promotion been effective as of the date such person became an Employee of the Corporation or its Subsidiaries.

                          (iii) Such other amounts as are determined by the Committee from time to time in its discretion.

                 (b) OPTION PRICE. Each Notice shall state the option price, which shall not be less than 100% of the fair market value per share of the Common Stock on the date of the grant of the option. During such time as the Common Stock is not listed upon an established stock exchange or traded in the over-the-counter market, the fair market value per share shall be determined by the Committee at least annually by relying upon whatever evidence it deems appropriate which may include, but need not be limited to, recent





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sales of the Common Stock, opinions of professional appraisers and recent sales of stock of other comparable companies. If the Common Stock is traded in the over-the-counter market, such fair market value per share shall be the average of the high and low prices of the Common Stock in the over-the-counter market on the date previous to the date that the option is granted, as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed upon an established stock exchange or exchanges such fair market value per share shall be deemed to be the average of the high and the low price of the Common Stock on such stock exchange or exchanges on the day previous to the date that the option is granted or if no sale of the Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such Common Stock. Subject to the foregoing, the Committee in fixing the option price shall have full authority and discretion.

                 (c) MEDIUM AND TIME OF PAYMENT. Each option shall be exercised by giving written notice to the Corporation, addressed to the attention of its Secretary at its principal corporate office, which notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment in full for the shares of Common Stock being purchased. Unless otherwise specified in the Notice pursuant to Article 6 hereof, the option price shall be payable by cash or check in United States dollars upon the exercise of the option.

                 (d)      TERM AND EXERCISE OF OPTIONS.

                          (i) All options granted hereunder shall vest and become exercisable in the following manner: twenty-five percent (25%) per year commencing twelve (12) months after the date of the grant of the option.

                          (ii) Options may only be exercised by an optionee for so long as the optionee is employed by the Corporation or its Subsidiaries except as otherwise provided in Article 6(b) of the Plan. Notwithstanding the foregoing, if an employee who was granted options on or after July 17, 1990 is terminated





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                 involuntarily without cause within one year after a
                 consolidation or merger in which the Corporation is not the surviving Corporation, the options may be exercisable as of the date of such consolidation or merger. In no event shall an option granted under this Plan be exercisable more than ten
                 (10) years after the date of the grant of the option.

                          (iii) Not less than fifty (50) shares may be purchased upon exercise of an option at any one time unless the number purchased is the total number at the time purchasable under the option.

                          (iv) During the lifetime of the optionee the option shall be exercisable only by the optionee and shall not be transferred, assigned, pledged or otherwise disposed of by the optionee and no other person shall acquire any rights therein.

         6. TERMINATION OF EMPLOYMENT EXCEPT BY DEATH OR DISABILITY. In the event that the employment of an optionee by the Corporation or its Subsidiaries shall terminate for any reason other than the optionees death or disability, the optionee may exercise any options held by such optionee for a period of thirty (30) days from the last day of work date to the extent that the optionee's right to exercise such options had accrued pursuant to Article 5(d) on or before the last day of work date. Notwithstanding the foregoing, the last day of work date for purposes of the Plan, and the options which shall become fully vested on that date, may be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive. An optionee who with the approval of the Corporation takes leave without pay for up to twelve (12) weeks for the purpose of caring for a member of his or her family shall be permitted to retain options granted to such optionee prior to the first day of such leave. The Committee shall determine whether such leave is taken for the purpose of caring for a member of the employee's family, which determination, unless overruled by the Board of Directors, shall be final and conclusive. Whether any other authorized leave of absence or absence for military or governmental





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service shall constitute termination of employment, for the purposes of the
Plan, shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive. If the optionee converts from full-time employment to part-time employment, such conversion shall not affect such optionee's right to exercise any option.


                 (a) DEATH OR LONG-TERM DISABILITY OF OPTIONEE AND TRANSFER OF OPTION.

                          (i) Notwithstanding any provision contained herein to the contrary, if the optionee shall die while in the employ of the Corporation or a Subsidiary, the option shall remain exercisable by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance for a period of ninety (90) days following the date of the optionee's death to the extent that the optionee's right to exercise such option had accrued pursuant to Article 5(d) as of the date of the optionee's death. No option shall be transferable by the optionee other than by will or the laws of descent and distribution.

                          (ii) Notwithstanding any provision contained herein to the contrary, if the optionee shall become disabled while in the employ of the Corporation or a Subsidiary, the option shall be exercisable by the optionee for a period of ninety
                 (90) days from the date of disability to the extent that the optionee's right to exercise such option had accrued pursuant to Article 5(d) as of the date of disability, and the expiration of the option following such ninety (90) day period shall thereafter be suspended until a date one (1) year from the date of disability, at which time the option shall terminate, unless the optionee shall return to work within such one (1) year period, in which case the option shall be restored for all vesting purposes as if the disability of the optionee had not occurred;





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                 For purposes of this Plan, an optionee shall be considered disabled if the optionee is considered disabled under the Corporation's or its Subsidiaries regular long-term disability provisions. However, the determination of the Committee as to whether an optionee is disabled shall be binding and conclusive for purposes of this Plan.

                 (b) RECAPITALIZATION. Subject to any required action by the shareholders of the Corporation, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation, so that the optionee's percentage of ownership of the total number of shares of Common Stock outstanding is neither increased nor decreased.

                 Subject to any required action by the shareholders of the Corporation, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding option to terminate, provided that each optionee shall, in such event, if a period of 12 months from the date of the granting of the option shall have expired, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise his option in whole or in part without regard to the installment provisions of Article 5(d) of the Plan. Notwithstanding the above provisions, an option will not terminate if assumed by the surviving or acquiring corporation, or its parent, upon a merger or consolidation under circumstances which are not deemed a modification of the option within the meaning of Sections 424 and 424(3)(A) of the Internal Revenue Code.





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                 In the event of a change in the Common Stock of the
Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                 To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                 Except as hereinbefore expressly provided in this Article 6(b), the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option.

                 The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                 (c) RIGHTS AS A STOCKHOLDER. An optionee or a permitted transferee of an option shall have no rights as a stockholder with respect to any shares covered by the optionee's option until the date of the issuance of a stock certificate to the optionee for such shares following the exercise of such option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 6(b) hereof.





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                 (d)      MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS.
Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised).
The Committee shall not, however, modify any outstanding options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new options in substitution therefor specifying a lower price. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

                 (e) INVESTMENT PURPOSE. Each option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes and not with a view to resale or distribution, except that in the event the stock subject to such option is registered under the Securities Act of 1933, as amended (the "Securities Act"), or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if, in the opinion of counsel for the Corporation, such condition is not required under the Securities Act or any other applicable law, regulation or rule of any governmental agency.

                 (f) CONFIDENTIALITY AGREEMENT. The Notice may provide that, as a condition of the employee's acceptance of the option, the employee shall agree to be bound by a confidentiality agreement with the Corporation containing such terms as the Committee and Board of Directors shall deem advisable.

                 (g) OTHER PROVISIONS. The Notice shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or the transfer of the shares received upon an exercise, as the Committee and the Board of Directors shall deem advisable.

         7. PERMISSIBLE PROVISIONS. In addition to the other powers granted to the Committee and the Board of Directors under this Plan, the Committee and the Board of Directors shall have the discretion to include in any option grant the right of the optionee (i) to pay for the Common Stock upon





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exercise of the option with Common Stock of the Corporation, and/or (ii) to receive property at the time of exercise of the option if, in the case of property other than cash, Section 83 of the Code applies to such property.

         8. TERM OF PLAN. Options may be granted pursuant to the Plan from time to time until such time as all shares available under the Plan as set forth in Article 4 have been made subject to an option grant. If any outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the option may again be subject to an option under the Plan.

         9. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee and the Board of Directors, the members of the Committee and the Board of Directors shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, in which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence or intentional misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding such person shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

         10. AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the shareholders of the Corporation, no such revision or amendment shall materially increase the number of





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shares of Common Stock which may be issued pursuant to the Plan, materially increase the benefits accruing to participants under the Plan, or otherwise materially modify the requirements for eligibility.

         11. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Common Stock issued pursuant to options will be used for general corporate purposes.

         12. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the optionee to exercise such option.

         13. CONTINUED EMPLOYMENT. The grant of an option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, expressed or implied, on the part of the Corporation or any Subsidiary to continue to employ an employee, or to affect the right of the Corporation or any Subsidiary to terminate the employment of any employee or to alter the responsibilities, duties or authority of any employee.

         14. EFFECTIVE DATE AND TERM OF PLAN; STOCKHOLDER APPROVAL. This Plan shall have an effective date of April 30, 1996 and shall have a term of ten (10) years. However, no option may be exercised unless this Plan is approved by the vote of a majority of the outstanding shares of the Corporation's Common Stock present, or represented, and entitled to vote, at a meeting of stockholders of the Corporation held within twelve (12) months after the effective date of the Plan.

         15. WITHHOLDING TAXES. The exercise of each option shall be subject to the condition that if at any time the Corporation shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, is necessary or desirable as a condition of, or in connection with, the exercise or the delivery or purchase of shares pursuant to the option, then in any such event, the exercise shall not be effective unless such withholding shall have been effective or obtained free of any conditions not acceptable to the Corporation, including withholding from other fees or sums otherwise due to the option holder from the Corporation.





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